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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    Form 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 August 9, 2000

                Date of report (date of earliest event reported)

                               __________________

                        eGAIN COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                                _______________
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
Delaware                                 0-30260                                 77-0466366
(State of Incorporation)            (Commission File Number)          (I.R.S. Employer Identification No.)
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                                _______________


               455 W. Maude Avenue, Sunnyvale, California  94086
          (Address of principal executive offices, including zip code)

                                 (408) 212-3400
              (Registrant's telephone number, including area code)

                               __________________


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Item 5.  Other Events

  On August 9, 2000, eGain Communications Corporation issued a press release announcing that it will issue $88,500,000 6.75% Convertible Preferred Stock. Investors will also receive warrants to purchase approximately 3.8 million shares of common stock at $9.25 per share. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

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     (c)  Exhibits:

          Exhibit Number                                             Description
        -----------------           ----------------------------------------------------------------------------
             99.1                   Press Release, dated August 9, 2000 (filed herewith)
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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    eGAIN COMMUNICATIONS CORPORATION

                                    By:   /s/  Harpreet Grewal
                                    --------------------------------------------
                                               Harpreet Grewal
                                            Chief Financial Officer

August 9, 2000

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                               INDEX TO EXHIBITS

 Exhibit Number                         Description
----------------   ----------------------------------------------------------
     99.1          Press Release, dated August 9, 2000 (filed herewith)

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